Exhibit 10.2(ii)

                                                              As of May 30, 2002


                               MODIFICATION NO. 1
                               ------------------

              The Promissory Note dated November 20, 2001 (the "Note") of PWR SYSTEMS, INC. (the "Borrower") to which this Modification No. 1 is attached and evidencing an installment loan in the original principal amount of $1,214,171.88 made by JPMORGAN CHASE BANK (the "Bank") to the Borrower (of which the principal amount of $1,104,171.88 is presently outstanding), is hereby modified as follows:

         1. to extend the dates for payment by deleting the first paragraph of the Note and substituting the following therefor:

                      "For value received, the undersigned hereby promises to pay to the order of JPMORGAN CHASE BANK (hereinafter the "Bank") at its offices at 1 Chase Manhattan Plaza, Special Loan, Floor 21, Attention: Richard Grabelsky, New York, New York 10081, ONE MILLION TWO HUNDRED FOURTEEN THOUSAND ONE HUNDRED SEVENTY ONE DOLLARS AND EIGHTY EIGHT CENTS ($1,214,171.88) (of which the principal amount of $1,104,171.88 is presently outstanding), as follows:
                      $40,000  on each of March  1,  2002  and  April  1,  2002,
                      $30,000  on May 1,  2002,  $40,000  on June 1,  2002,  and
                      followed by fifteen (15) installments in accordance with the following schedule (the Bank hereby acknowledges that the Borrower has duly paid all installments due through and including June 1, 2002):

                      (1)      $40,000.00 on July 15, 2002
                      (2)      $40,000.00 on August 15, 2002
                      (3)      $40,000.00 on September 15, 2002
                      (4)      $48,680.00 on October 15, 2002
                      (5)      $48,680.00 on November 15, 2002
                      (6)      $58,680.00 on December 15, 2002
                      (7)      $48,680.00 on January 15, 2003
                      (8)      $48,680.00 on February 15, 2003
                      (9)      $48,680.00 on March 15, 2003
                      (10)     $48,680.00 on April 15, 2003
                      (11)     $38,680.00 on May 15, 2003
                      (12)     $48,680.00 on June 15, 2003
                      (13)     $48,680.00 on July 15, 2003
                      (14)     $48,680.00 on August 15, 2003
                      (15)     Balance on September 15, 2003"

         2. to modify the fourth paragraph of the Note by adding the following phrase after the word "Liabilities" and before the semicolon (;) in the first line thereof:

               ", which default continues uncured for a period of ten (10) days"

         3. to modify the fourth paragraph of the Note by adding the following phrase after the word "Liabilities)" and before the semicolon (;) in the fourth line thereof:

                ", provided, that, a default under or with respect to any indebtedness to any or all of: (a) Kaufman & Moomjian, LLC, (b) Community Towers LLC ("Towers") pursuant to that certain Settlement Agreement dated April 9, 2002 between Vizacom Inc. and Towers, or (c) David N. Salav or Vincent DiSpigno, shall not be a default under this Note" ---

         The parties acknowledge that the Note remains outstanding and, except as modified herein, the Note remains in full force and effect, and the terms, provisions and conditions of the Note are expressly incorporated herein by reference.

                                             PWR SYSTEMS, INC.

                                             By:/s/ Alan Schoenbart
                                                -------------------
                                                 Title: CFO


                                             JPMORGAN CHASE BANK

                                             By:/s/ Richard Grabelsky
                                                ---------------------
                                                 Vice President

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